SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 14, 2013

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On March 14, 2013, Dynegy Inc. (“Dynegy”) issued a press release announcing its fourth quarter and year-end 2012 financial results. A copy of Dynegy’s March 14, 2013 press release is furnished herewith as Exhibit 99.1 and is incorporated herein by this reference. Dynegy management will hold an investor call at 9 a.m. ET on Thursday March 14, 2013 to review its fourth quarter and 2012 annual financial results and related information. A live simulcast of the conference call, together with the related presentation materials, will be available as soon as practicable in the Investor Relations section of Dynegy’s website (www.dynegy.com) and will remain accessible until the date Dynegy’s first quarter 2013 financial results are available.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Non-GAAP Financial Information

In analyzing and planning for Dynegy’s business, we supplement Dynegy’s use of GAAP financial measures with non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Free Cash Flow. These non-GAAP financial measures reflect an additional way of viewing aspects of our business that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting our business. In this Form 8-K, we discuss such non-GAAP financial measures included in the press release, including definitions of such non-GAAP financial information, identification of the most directly comparable GAAP financial measures and the reasons why we believe these measures provide useful information regarding our financial condition, results of operations and cash flows, as applicable, and, to the extent material, the additional purposes, if any, for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable effort, are contained in the schedules attached to the press release. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures and are by definition an incomplete understanding of Dynegy, and must be considered in conjunction with GAAP measures.

EBITDA Measures. We believe EBITDA and Adjusted EBITDA provide meaningful representations of our operating performance. We consider EBITDA as another way to measure financial performance on an ongoing basis. Enterprise-wide Adjusted EBITDA is meant to reflect the operating performance of our entire power generation fleet for the period presented; consequently, it excludes the impact of mark-to-market accounting, impairment charges and gains and losses on sales of assets, and other items that could be considered “non-operating” or “non-core” in nature. Because EBITDA and Adjusted EBITDA are financial measures that management uses to allocate resources, determine our ability to fund capital expenditures, assess performance against our peers and evaluate overall financial performance, we believe they provide useful information for our investors. In addition, many analysts, fund managers and other stakeholders that communicate with us typically request our financial results in an EBITDA and Adjusted EBITDA format presented on an enterprise-wide basis.

“EBITDA” — We define “EBITDA” as earnings (loss) before interest expense, income tax expense (benefit), and depreciation and amortization expense.

“Adjusted EBITDA” —We define “Adjusted EBITDA” as EBITDA adjusted to exclude (i) gains or losses on the sale of assets, (ii) the impacts of mark-to-market changes on economic hedges related to our generation portfolio, (iii) the impact of impairment charges and certain other costs such as those associated with the internal reorganization and bankruptcy proceedings, (iv) amortization of intangible assets and liabilities, (v) income or loss associated with discontinued operations, and (vi) income or expense on up-front premiums received or paid for financial options in periods other than the strike periods.

•                              As prescribed by the SEC, when Adjusted EBITDA is discussed in reference to performance on a consolidated (or enterprise-wide) basis, the most directly comparable GAAP financial measure to EBITDA and Adjusted EBITDA is Net income (loss).

•                              Management does not analyze interest expense and income taxes on a segment level; therefore, the most directly comparable GAAP financial measure to Adjusted EBITDA when performance is discussed on a segment level is Operating income (loss).

Cash Flow Measure. Our non-GAAP Cash Flow measure may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since it may not include deductions for mandatory debt service requirements and other non-discretionary expenditures. We believe, however, that our non-GAAP Cash Flow measure is useful because it measures the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations and financial performance. However, this non-GAAP Cash Flow measure does not have a standardized definition; therefore, it may not be possible to compare this financial measure with other companies’ cash flow measures having the same or similar names.

“Free Cash Flow” — We define “Free Cash Flow” as cash flow from operations less maintenance and environmental capital expenditures and debt refinance costs plus restricted cash posted as collateral. The most directly comparable GAAP financial measure to such measure is cash flow from operations.

We believe that the historical non-GAAP measures and forward-looking non-GAAP measures disclosed in our filings are only useful as an additional tool to help management and investors make informed decisions about Dynegy’s financial and operating performance. Further there can be no assurance that the assumptions made in preparing forward-looking non-GAAP numbers will prove accurate, and actual results may be materially less or greater than those contained in the forward-looking non-GAAP numbers.  By definition, non-GAAP measures do not give a full understanding of Dynegy; therefore, to be truly valuable, they must be used in conjunction with the comparable GAAP measures. In addition, non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

Item 7.01                                           Regulation FD Disclosure.

Also on March 14, 2013, Dynegy issued a press release announcing the signing of a definitive agreement with Ameren Corporation “Ameren”), pursuant to which Dynegy’s subsidiary, Illinois Power Holdings, LLC, will acquire Ameren’s subsidiary, Ameren Energy Resources, and its subsidiaries Ameren Energy Generating Company, AmerenEnergy Resources Generating Company, and Ameren Energy Marketing Company, as a result of which Dynegy will own more than 8,000 megawatts of generating capacity in Illinois, and nearly 14,000 megawatts nationally. The transaction is expected to close during the fourth quarter of 2013 and is subject to customary closing conditions, including approval from the Federal Energy Regulatory Commission. A copy of Dynegy’s March 14, 2013 press release is furnished herewith as Exhibit 99.2 and is incorporated herein by this reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

The information set forth in Item 2.02 above is incorporated herein by reference.

This Current Report on Form 8-K and the press releases contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

99.1	Press release dated March 14, 2013, announcing results of operations
99.2	Press release dated March 14, 2013, announcing definitive agreement with Ameren

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: March 14, 2013	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated March 14, 2013, announcing results of operations
99.2	Press release dated March 14, 2013, announcing definitive agreement with Ameren